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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 333-85517, 333-43604 and 333-60988) of Wink
Communications, Inc. of our report dated March 8, 2002 relating to the financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
San Jose, California

March 26, 2002